EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT effective as of March 3, 2006, is made by and between GREAT CHINA INTERNATIONAL HOLDINGS, INC., a Nevada corporation (the “Employer”), and DENG ZHIREN (the “Employee”).

Recital

The Employee has agreed to provide his services to the Employer and the Employer is desirous of receiving said services, on the terms and conditions and for the consideration as hereinafter set forth;

Agreement

NOW, THEREFORE, in consideration of the foregoing recital and the terms, conditions, and other consideration hereinafter set forth, the parties hereto agree as follows:

Article 1
Engagement

Employer hereby employs and engages Employee and Employee hereby accepts employment with the Employer as Employer’s Chief Executive Officer. Employee agrees to devote his full working time and attention to the business of Employer.

Article 2
Term

Unless terminated sooner in accordance with the terms of this Agreement, this Agreement and the Employee’s employment hereunder shall be for a term that commences on the date hereof and ends on March 3, 2011. Either party may terminate this Agreement, with or without cause, at any time on 30 days prior written notice.

Article 3
Compensation

In consideration of the Employee performing his duties and responsibilities as an employee of the Employer pursuant to this Agreement, the Employer agrees to pay and make available to the Employee the following:

3.1     Employer shall pay to Employee a Base Salary of RMB30,000 per month subject to increase from time to time at the discretion of the Employer. The foregoing salary is payable in accordance with the payroll procedures established by Employer for all its employees and shall be subject to all applicable taxes.

3.2      In consideration of the Employee’s agreement to accept employment with the Employer and the services to be provided hereunder, the Employer shall issue and grant to the Employee an option to purchase 572,491 shares of common stock of the Employer at a price of USD $6.00 per share in the form and on the terms set forth in Exhibit A attached hereto.

Article 4
General Matters

4.1     None of Employee, his spouse, his designated contingent beneficiary, or their estates shall have any right to anticipate, encumber, or dispose of any payment due under this Agreement. Such payments and other rights are expressly declared non-assignable and non-transferable except as specifically provided herein.

4.2     Employer shall indemnify Employee and hold him harmless from liability for, and shall advance to him on a current basis any expenses incurred in connection with, acts, omissions, or decisions made by him while performing services for Employer to the greatest extent permitted by applicable law.

4.3     This Agreement may not be assigned by either party without the prior written consent of the other party. Subject to this limitation, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns.

4.4     This Agreement is and shall be considered to be the only agreement or understanding between the parties hereto with respect to the employment of Employee by Employer. All negotiations, commitments, and understandings acceptable to both parties have been incorporated herein. No letter, telegram, or communication passing between the parties hereto shall be deemed a part of this Agreement; nor shall it have the effect of modifying or adding to this Agreement unless it is distinctly stated in such letter, telegram, or communication that it is to constitute a part of this Agreement and is to be attached as a rider to this Agreement and is signed by the parties to this Agreement.

4.5     This Agreement cannot be modified by tender, acceptance or endorsement of any instrument of payment, including check. Any words contained in an instrument of payment modifying this contract, including a waiver or release of any claims, or a statement referring to paying in full is void. This Agreement can only be modified in a separate writing, other than an instrument of payment, signed by the parties.

4.6     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. All headings in this Agreement are inserted for convenience of reference and shall not affect its meaning or interpretation.

4.7     The parties shall deal with each other in good faith, good faith meaning honesty in fact and the observance of all commercial standards of fair dealing and usages of trade, which are regularly observed within the industry. In this regard, Employer shall not engage in any course of conduct that is oppressive to Employee and intended by Employer to force Employee’s resignation.

4.8     The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

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4.9     If and to the extent that any court of competent jurisdiction holds any provision or any part thereof of this Agreement to be invalid or unenforceable, such holding shall in no way affect the validity of the remainder of this Agreement.

4.10     No failure by an party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach hereof shall constitute a waiver of any such breach or of any other covenant, agreement, term, or condition.

AGREED and entered into as of the day and year first above written.

EMPLOYER:

Great China International Holdings, Inc.

By _________________________________________

Jiang Fang, President

EMPLOYEE:

____________________________________________

Deng Zhiren

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Exhibit A

GREAT CHINA INTERNATIONAL HOLDINGS, INC.

Option for the Purchase of 572,491 Shares of Common Stock

THE HOLDER OF THIS OPTION, BY ACCEPTANCE HEREOF, BOTH WITH RESPECT TO THE OPTION AND COMMON STOCK ISSUABLE UPON EXERCISE OF THE OPTION, AGREES AND ACKNOWLEDGES THAT THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE SECURITIES ACT OR A “NO ACTION” OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT.

This is to certify that, for value received, Deng Zhiren, (the “Optionee”) is entitled to purchase from Great China International Holdings, Inc. (the “Company”), on the terms and conditions hereinafter set forth, all or any part of 572,491 shares (“Option Shares”) of the Company’s common stock, par value $0.001 (the “Common Stock”), at the purchase price of $6.00 per share (“Option Price”). Upon exercise of this option in whole or in part, a certificate for the Option Shares so purchased shall be issued and delivered to the Optionee. If less than the total option is exercised, a new option of similar tenor shall be issued for the unexercised portion of the options represented by this Agreement.

This option is granted subject to the following further terms and conditions:

1.     This option shall vest and be exercisable in five equal increments of 114,498 shares (with one extra share in the first) with the first vesting occurring on the date hereof and the remaining four increments vesting on the next four successive anniversary dates of this Agreement. Options for Option shares that vest can be exercised for a term of five years from and including the date of vesting, after which the options to purchase the vested Option Shares shall expire and terminate. No right to purchase unvested Option Shares shall vest and become exercisable after termination of Optionee’s employment with the Company for any reason. In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee’s death, Optionee’s executor, administrator, heir or legatee, as the case may be) must take the following actions:

(a)     Deliver to the Corporate Secretary of the Company an executed notice of exercise in substantially the form of that attached to this Agreement (the “Exercise Notice”) in which there is specified the number of Option Shares that are to be purchased under the exercised option;

(b)     Pay the aggregate Option Price for the purchased shares through one full payment in cash or wire transfer to the Company; and

(c)     Furnish to the Company appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

For purposes of this Agreement, the Exercise Date shall be the date on which the executed Exercise Notice shall have been delivered to the Company. Upon such exercise, the Company shall issue and cause to be delivered with all reasonable dispatch (and in any event within three business days following receipt of good funds in payment of the Option Price) to or upon the written order of the Optionee at its address, and in the name of the Optionee, a certificate or certificates for the number of full Option Shares issuable upon the exercise together with such other property (including cash) and securities as may then be deliverable upon such exercise.

2.     The Optionee acknowledges that the shares subject to this option have not and will not be registered as of the date of exercise of this option under the Securities Act or the securities laws of any state. The Optionee acknowledges that this option and the shares issuable on exercise of the option, when and if issued, are and will be “restricted securities” as defined in Rule 144 promulgated by the Securities and Exchange Commission and must be held indefinitely unless subsequently registered under the Securities Act and any other applicable state registration requirements. The Company is under no obligation to register the securities under the Securities Act or under applicable state statutes. In the absence of such a registration or an available exemption from registration, sale of the Option Shares may be practicably impossible. The Optionee shall confirm to the Company the representations set forth above in connection with the exercise of all or any portion of this option.

3.     The number of Option Shares purchasable upon the exercise of this option and the Option Price per share shall be subject to adjustment from time to time subject to the following terms. If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, the Company or its successors and assigns shall make an appropriate and proportionate adjustment in the number or kind of shares, and the per-share Option Price thereof, which may be issued to the Optionee under this Agreement upon exercise of the options granted under this Agreement. The purchase rights represented by this option shall not be exercisable with respect to a fraction of a share of Common Stock. Any fractional shares of Common Stock arising from the dilution or other adjustment in the number of shares subject to this option shall rounded-up to the nearest whole share.

4.     The Company covenants and agrees that all Option Shares which may be delivered upon the exercise of this option will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof; provided, that the Company shall have no obligation with respect to any income tax liability of the Optionee and the Company may, in its discretion, withhold such amount or require the Optionee to make such provision of funds or other consideration as the Company deems necessary to satisfy any income tax withholding obligation under applicable law.

5.     The Company agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of Option Shares issuable upon the exercise of this and all other options of like tenor then outstanding.

6.     This option shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever, except the rights herein expressed, and no dividends shall be payable or accrue in respect of this option or the interest represented hereby or the Option Shares purchasable hereunder until or unless, and except to the extent that, this option shall be exercised.

7.     The Company may deem and treat the registered owner of this option as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

8.     In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

9.     This Agreement shall be governed by and construed in accordance with the internal laws of the state of Nevada, without regard to the principles of conflicts of law thereof.

10.     Except as otherwise provided herein, this Agreement shall be binding on and inure to the benefit of the Company and the person to whom an option is granted hereunder, and such person’s heirs, executors, administrators, legatees, personal representatives, assignees, and transferees.

IN WITNESS WHEREOF, the Company has caused this option to be executed on the 3rd day of March 2006, by the signature of its duly authorized officer.

Great China International Holdings, Inc.

By _________________________________________

Jiang Fang, President

The undersigned Optionee hereby acknowledges receipt of a copy of the foregoing option and acknowledges and agrees to the terms and conditions set forth in the option.

____________________________________________

Deng Zhiren

Exhibit A Exercise Notice
(to be signed only upon exercise of Option)

TO:     Great China International Holdings, Inc.

The Optionee, holder of the attached option, hereby irrevocable elects to exercise the purchase rights represented by the option for, and to purchase thereunder, _________________ shares of common stock of Great China International Holdings, Inc., and herewith makes payment therefor, and requests that the certificate(s) for such shares be delivered to the Optionee at:

If acquired without registration under the Securities Act of 1933, as amended (“Securities Act”), the Optionee represents that the common stock is being acquired without a view to, or for, resale in connection with any distribution thereof without registration or other compliance under the Securities Act and applicable state statutes, and that the Optionee has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The Optionee understands that the common stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the common stock may, under certain circumstances, be inconsistent with these exemptions. The Optionee acknowledges that the common stock must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or an exemption from such registration is available. The Company is under no obligation to register the common stock under the Securities Act. The certificates representing the common stock will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

The Optionee agrees and acknowledges that this purported exercise of the option is conditioned on, and subject to, any compliance with requirements of applicable federal and state securities laws deemed necessary by the Company.

DATED this ________ day of ________________________________, __________.

____________________________________
Signature